                                                                 EXHIBIT 10.6

                                                               EXECUTION COPY




                               U.S. $1,000,000,000

                            364-DAY CREDIT AGREEMENT

                           Dated as of August 7, 2001

                                      Among

                                MONSANTO COMPANY

                                  as Borrower,
                                  -- --------

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders,
                               -- ------- -------

                                 CITIBANK, N.A.

                            as Administrative Agent,
                            -- -------------- -----

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent,
                              -- ----------- -----

                COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES
                       THE BANK OF TOKYO-MITSUBISHI, LTD.
                                       and
                                  BANK ONE, NA

                           as Co-Documentation Agents
                           -- ---------------- ------

                                       and

            SALOMON SMITH BARNEY INC. and J.P. MORGAN SECURITIES INC.

                   as Co-Lead Arrangers and Joint Bookrunners
                   -- ------- --------- --- ----- -----------

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
                                                      ARTICLE I

                                          DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01. Certain Defined Terms...............................................................................1
              ---------------------

SECTION 1.02. Computation of Time Periods........................................................................11
              ---------------------------

SECTION 1.03. Accounting Terms...................................................................................11
              ----------------
                                                     ARTICLE II

                                          AMOUNTS AND TERMS OF THE ADVANCES
SECTION 2.01. The Revolving Credit Advances......................................................................11
              -----------------------------

SECTION 2.02. Making the Revolving Credit Advances...............................................................12
              ------------------------------------

SECTION 2.03. The Competitive Bid Advances.......................................................................12
              ----------------------------

SECTION 2.04. Fees...............................................................................................15
              ----

SECTION 2.05. Termination or Reduction of the Commitments........................................................15
              -------------------------------------------

SECTION 2.06. Repayment of Revolving Credit Advances.............................................................15
              --------------------------------------

SECTION 2.07. Interest on Revolving Credit Advances; Regulation D Compensation...................................15
              ----------------------------------------------------------------

SECTION 2.08. Interest Rate Determination........................................................................16
              ---------------------------

SECTION 2.09. Optional Conversion of Revolving Credit Advances...................................................17
              ------------------------------------------------

SECTION 2.10. Optional Prepayments of Revolving Credit Advances..................................................17
              -------------------------------------------------

SECTION 2.11. Increased Costs....................................................................................18
              ---------------

SECTION 2.12. Illegality.........................................................................................19
              ----------

SECTION 2.13. Payments and Computations..........................................................................20
              -------------------------

SECTION 2.14. Taxes..............................................................................................21
              -----

SECTION 2.15. Sharing of Payments, Etc...........................................................................22
              ------------------------

SECTION 2.16. Use of Proceeds....................................................................................22
              ---------------

SECTION 2.17. Extension of Termination Date......................................................................22
              -----------------------------

SECTION 2.18. Evidence of Debt...................................................................................24
              ----------------

                                       i


                                                     ARTICLE III

                                       CONDITIONS TO EFFECTIVENESS AND LENDING
SECTION 3.01. Conditions Precedent to Effectiveness of Sections 2.01 and 2.03....................................25
              ---------------------------------------------------------------

SECTION 3.03. Conditions Precedent to Each Revolving Credit Borrowing and Extension Date.........................26
              --------------------------------------------------------------------------

SECTION 3.04. Conditions Precedent to Each Competitive Bid Borrowing.............................................26
              ------------------------------------------------------

SECTION 3.05. Determinations Under Sections 3.01 and 3.02........................................................27
              -------------------------------------------
                                                     ARTICLE IV

                                           REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower.....................................................27
              ----------------------------------------------

SECTION 4.02. Representation and Warranty of the Lenders.........................................................28
              ------------------------------------------
                                                      ARTICLE V

                                              COVENANTS OF THE BORROWER
SECTION 5.01. Affirmative Covenants..............................................................................28
              ---------------------

SECTION 5.02. Negative Covenants.................................................................................29
              ------------------

SECTION 5.03. Financial Covenant.................................................................................30
              ------------------
                                                     ARTICLE VI

                                                  EVENTS OF DEFAULT
SECTION 6.01. Events of Default..................................................................................31
              -----------------
                                                     ARTICLE VII

                                                      THE AGENT
SECTION 7.01. Authorization and Action...........................................................................32
              ------------------------

SECTION 7.02. Agent's Reliance, Etc..............................................................................33
              ---------------------

SECTION 7.03. Citibank and Affiliates............................................................................33
              -----------------------

SECTION 7.04. Lender Credit Decision.............................................................................33
              ----------------------

SECTION 7.05. Indemnification....................................................................................33
              ---------------

SECTION 7.06. Successor Agent....................................................................................33
              ---------------

SECTION 7.07. Other Agents.......................................................................................34
              ------------

                                       ii


                                                    ARTICLE VIII

                                                    MISCELLANEOUS
SECTION 8.01. Amendments, Etc....................................................................................34
              ---------------

SECTION 8.02. Notices, Etc.......................................................................................34
              ------------

SECTION 8.03. No Waiver; Remedies................................................................................34
              -------------------

SECTION 8.04. Costs and Expenses.................................................................................34
              ------------------

SECTION 8.05. Right of Set-off...................................................................................35
              ----------------

SECTION 8.06. Binding Effect.....................................................................................35
              --------------

SECTION 8.07. Assignments and Participations.....................................................................36
              ------------------------------

SECTION 8.08. Confidentiality....................................................................................38
              ---------------

SECTION 8.09. Governing Law......................................................................................38
              -------------

SECTION 8.10. Execution in Counterparts..........................................................................38
              -------------------------

SECTION 8.11. Jurisdiction, Etc..................................................................................38
              -----------------

SECTION 8.13. Waiver of Jury Trial...............................................................................39
              --------------------

Schedules
---------
Schedule I        -        List of Applicable Lending Offices
Schedule 3.01(b)  -        Disclosed Litigation

Exhibits
--------
Exhibit A-1       -        Form of Revolving Credit Note
Exhibit A-2       -        Form of Competitive Bid Note
Exhibit B-1       -        Form of Notice of Revolving Credit Borrowing
Exhibit B-2       -        Form of Notice of Competitive Bid Borrowing
Exhibit C         -        Form of Assignment and Acceptance
Exhibit D         -        Form of Assumption Agreement
Exhibit E         -        Form of Notice of Extension of Termination Date

                            364-DAY CREDIT AGREEMENT

                           Dated as of August 7, 2001


                  MONSANTO COMPANY, a Delaware corporation (the "Borrower"),
                                                                 --------
the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, CITIBANK, N.A.
 ---------------
("Citibank"), as administrative agent (the "Agent") for the Lenders (as
  --------                                  -----
hereinafter defined), SALOMON SMITH BARNEY INC. and J.P. MORGAN SECURITIES INC., as co-lead arrangers and joint bookrunners (the "Co-Lead Arrangers"),
                                                       -----------------
THE CHASE MANHATTAN BANK, as syndication agent, and COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES ("Commerzbank"), THE BANK OF TOKYO-MITSUBISHI, LTD.
                            -----------
and BANK ONE, NA, as co-documentation agent, agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this
                                ---------------------
Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Advance" means a Revolving Credit Advance or a
                   -------
         Competitive Bid Advance.

                  "Affiliate" means, as to any Person, any other Person
                   ---------
         that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agent's Account" means the account of the Agent
                   ---------------
         maintained by the Agent at Citibank with its office at 399 Park Avenue, New York, New York 10043, Account No. 36852248, Attention:
         William Clark.

                  "Aggregate Amount of Financing Outstanding" at any time
                   -----------------------------------------
         means the aggregate amount of proceeds received in connection with a Permitted Receivables Financing, less (a) any amounts collected in connection with the accounts receivable sold, conveyed or otherwise transferred pursuant to such financing and (b) the amount of any defaulted accounts receivable the uncollectibility of which is a risk assumed by the transferee of such accounts receivable.

                  "Applicable Lending Office" means, with respect to each
                   -------------------------
         Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender notified by such Lender to the Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

                  "Applicable Margin" means, for Base Rate Advances, 0.0%
                   -----------------
         per annum and, for Eurodollar Rate Advances as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:


                  -----------------------------------------------------------------------------------------------
                  Public Debt Rating           Public Debt Rating                Applicable Margin for
                  (Short Term Rating)          (Long Term Rating)                Eurodollar Rate Advances
                  S&P/Moody's                  S&P/Moody's
                  -----------------------------------------------------------------------------------------------
                  Level 1                      Level 1
                  -------                      -------
                  A-1+ and P-1                 A+ or A1                          0.195%
                  -----------------------------------------------------------------------------------------------
                  Level 2                      Level 2
                  -------                      -------
                  Lower than Level 1 but at    Lower than Level 1 but at
                  least A-1 and P-1            least A or A2                     0.235%
                  -----------------------------------------------------------------------------------------------
                  Level 3                      Level 3
                  -------                      -------
                  Lower than Level 2 but at    Lower than Level 2 but at
                  least A-1 or P-1             least A- or A3                    0.320%
                  -----------------------------------------------------------------------------------------------
                  Level 4                      Level 4
                  -------                      -------
                  Lower than Level 3 but at    Lower than Level 3 but at
                  least A-2 and P-2            least BBB+ or Baa1                0.525%
                  -----------------------------------------------------------------------------------------------
                  Level 5                      Level 5
                  -------                      -------
                  Lower than Level 4           Lower than Level 4                0.850%
                  -----------------------------------------------------------------------------------------------


                  "Applicable Percentage" means, a percentage per annum
                   ---------------------
         determined by reference to the Public Debt Rating in effect on such date as set forth below:


                  -----------------------------------------------------------------------------------------------
                  Public Debt Rating           Public Debt Rating                Applicable
                  (Short Term Rating)          (Long Term Rating)                Percentage
                  S&P/Moody's                  S&P/Moody's
                  -----------------------------------------------------------------------------------------------
                  Level 1                      Level 1
                  -------                      -------
                  A-1+ and P-1                 A+ or A1                          0.055%
                  -----------------------------------------------------------------------------------------------
                  Level 2                      Level 2
                  -------                      -------
                  Lower than Level 1 but at    Lower than Level 1 but at
                  least A-1 and P-1            least A or A2                     0.065%
                  -----------------------------------------------------------------------------------------------
                  Level 3                      Level 3
                  -------                      -------
                  Lower than Level 2 but at    Lower than Level 2 but at
                  least A-1 or P-1             least A- or A3                    0.080%
                  -----------------------------------------------------------------------------------------------
                  Level 4                      Level 4
                  -------                      -------
                  Lower than Level 3 but at    Lower than Level 3 but at
                  least A-2 and P-2            least BBB+ or Baa1                0.100%
                  -----------------------------------------------------------------------------------------------
                  Level 5                      Level 5
                  -------                      -------
                  Lower than Level 4           Lower than Level 4                0.150%
                  -----------------------------------------------------------------------------------------------

                  "Applicable Utilization Fee" means, for each date on which
                   --------------------------
         the aggregate principal amount of the Advances exceeds 25% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:


                  -----------------------------------------------------------------------------------------------
                  Public Debt Rating           Public Debt Rating                Applicable
                  (Short Term Rating)          (Long Term Rating)                Utilization Fee
                  S&P/Moody's                  S&P/Moody's
                  -----------------------------------------------------------------------------------------------
                  Level 1                      Level 1
                  -------                      -------
                  A-1+ and P-1                 A+ or A1                          0.050%
                  -----------------------------------------------------------------------------------------------
                  Level 2                      Level 2
                  -------                      -------
                  Lower than Level 1 but at    Lower than Level 1 but at
                  least A-1 and P-1            least A or A2                     0.050%
                  -----------------------------------------------------------------------------------------------
                  Level 3                      Level 3
                  -------                      -------
                  Lower than Level 2 but at    Lower than Level 2 but at
                  least A-1 or P-1             least A- or A3                    0.100%
                  -----------------------------------------------------------------------------------------------
                  Level 4                      Level 4
                  -------                      -------
                  Lower than Level 3 but at    Lower than Level 3 but at
                  least A-2 and P-2            least BBB+ or Baa1                0.125%
                  -----------------------------------------------------------------------------------------------
                  Level 5                      Level 5
                  -------                      -------
                  Lower than Level 4           Lower than Level 4                0.250%
                  -----------------------------------------------------------------------------------------------

                  "Assignment and Acceptance" means an assignment and
                   -------------------------
         acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit C hereto.

                  "Assuming Lender" has the meaning specified in
                   ---------------
         Section 2.17(c).

                  "Assumption Agreement" has the meaning specified in
                   --------------------
         Section 2.17(c).

                  "Base Rate" means a fluctuating interest rate per annum in
                   ---------
         effect from time to time, which rate per annum shall at all times be equal to the highest of:

                       (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                       (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate
                                                     ----
                  obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business
                  Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement
                  (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S.
                  dollar non-personal time deposits in the United States,

                  plus (iii) the average during such three-week period of
                  ----
                  the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of Citibank in the United States; and

                       (c) 1/2 of one percent per annum above the Federal Funds Rate.

                  "Base Rate Advance" means an Advance that bears interest as
                   -----------------
         provided in Section 2.07(a)(i).

                  "Borrowing" means a Revolving Credit Borrowing or a
                   ---------
         Competitive Bid Borrowing.

                  "Business Day" means a day of the year on which banks are
                   ------------
         not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Commitment" means as to any Lender (a) the amount set
                   ----------
         forth opposite such Lender's name on the signature pages hereof,
         (b) if such Lender has become a Lender hereunder pursuant to an Assumption Agreement, the amount set forth in such Assumption Agreement or (c) if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(d), as such amount may be reduced pursuant to Section 2.05.

                  "Competitive Bid Advance" means an advance by a Lender to
                   -----------------------
         the Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance.

                  "Competitive Bid Borrowing" means a borrowing consisting of
                   -------------------------
         simultaneous Competitive Bid Advances from each of the Lenders whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted by the Borrower under the competitive bidding procedure described in Section 2.03.

                  "Competitive Bid Note" means a promissory note of the
                   --------------------
         Borrower of a Competitive Bid Advance payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from such Competitive Bid Advance made by such Lender.

                  "Competitive Bid Reduction" has the meaning specified in
                   -------------------------
         Section 2.01.

                  "Confidential Information" means information that the
                   ------------------------
         Borrower furnishes to the Agent or any Lender which information is non-public, confidential or proprietary in nature, but does not include any such information (a) that is or becomes generally available to the public other than as the result of an unauthorized disclosure by the Agent or any Lender or (b) that is or becomes available to the Agent or such Lender from a source other than the Borrower and the Agent or such Lender had no reason to believe that such source did not have legitimate possession of such information or such source was under any obligation to keep such information confidential.

                  "Consenting Lender" has the meaning specified in
                   -----------------
         Section 2.17(b).

                  "Consolidated" refers to the consolidation of accounts in
                   ------------
         accordance with GAAP.

                  "Consolidated Net Worth" at any time, means the sum of the
                   ----------------------
         capital stock (excluding treasury stock and capital stock subscribed for and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus) accounts of the Borrower and its Subsidiaries appearing on the most recent consolidated balance sheet of the Borrower and its Subsidiaries delivered pursuant to Section 5.01(f)(i) or (ii), as applicable, prepared in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e).

                  "Convert", "Conversion" and "Converted" each refers to a
                   -------    ----------       ---------
         conversion of Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "Debt" of any Person means, without duplication, (a) all
                   ----
         indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all obligations of such Person in respect of Hedge Agreements, (h) all Debt of others referred to in clauses (a) through (g) above or clause (i) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (i) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

                  "Debt for Borrowed Money" of any Person means, without
                   -----------------------
         duplication, (a) all indebtedness of such Person for borrowed money,
         (b) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (d) during the term of a Permitted Receivables Financing, the Aggregate Amount of Financing Outstanding in connection with domestic accounts receivable pursuant to such financing and (e) all Debt of others referred to in clauses (a) through (d) above guaranteed directly or indirectly in any manner by such Person.

                  "Default" means any Event of Default or any event that
                   -------
         would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Disclosed Litigation" has the meaning specified in
                   --------------------
         Section 3.01(b).

                  "Domestic Lending Office" means, with respect to any
                   -----------------------
         Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "EDGAR" means the electronic disclosure system for the
                   -----
         receipt, storage, retrieval and dissemination of public documents filed with the Securities and Exchange Commission.

                  "Effective Date" has the meaning specified in Section 3.01.
                   --------------

                  "Eligible Assignee" means (i) a Lender; (ii) an Affiliate
                   -----------------
         of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 8.07, the Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither the Borrower nor an
                  --------  -------
         Affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Environmental Action" means any action, suit, demand,
                   --------------------
         demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" means any federal, state, local or
                   -----------------
         foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or written judicial policy or guidance that is publicly available, in each case relating to pollution or protection of the environment, health and safety as they relate to Hazardous Materials or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permit" means any permit, approval,
                   --------------------
         identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act
                   -----
         of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of
                   ---------------
         Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of
         Section 414 of the Internal Revenue Code.

                  "ERISA Event" means (a) the occurrence of a reportable
                   -----------
         event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(c) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in
         Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "Eurocurrency Liabilities" has the meaning assigned to
                   ------------------------
         that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any
                   -------------------------
         Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "Eurodollar Rate" means, for any Interest Period for each
                   ---------------
         Eurodollar Rate Advance comprising part of the same Revolving Credit Borrowing, an interest rate per annum equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's ratable share of an amount equal to such Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. If the Telerate

         Markets Page 3750 (or any successor page) is unavailable, the Eurodollar Rate for any Interest Period for each Advance comprising part of the same Revolving Credit Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however,
                                                       -------  -------
         to the provisions of Section 2.08.

                  "Eurodollar Rate Advance" means an Advance that bears
                   -----------------------
         interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest
                   ----------------------------------
         Period for all Eurodollar Rate Advances or LIBO Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances or LIBO Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in
                   -----------------
         Section 6.01.

                  "Extension Date" has the meaning specified in
                   --------------
         Section 2.17(b).

                  "Federal Funds Rate" means, for any period, a fluctuating
                   ------------------
         interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fixed Rate Advances" has the meaning specified in
                   -------------------
         Section 2.03(a)(i).

                  "Funded Debt" at any time, means Debt for Borrowed Money
                   -----------
         in respect of the Advances made to the Borrower at such time and all other Debt for Borrowed Money that by its terms matures more than one year after the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date as set forth in the then most recent financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 5.01(f)(i) or (ii), as applicable, prepared in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements referred to in Section 4.01(e).

                  "GAAP" has the meaning specified in Section 1.03.
                   ----

                  "Hazardous Materials" means (a) petroleum and petroleum
                   -------------------
         products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Hedge Agreements" means interest rate swap, cap or collar
                   ----------------
         agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "Information Memorandum" means the information memorandum
                   ----------------------
         dated __________, 2001 (including all exhibits and attachments thereto) used by the Agent in connection with the syndication of the Commitments, as up-dated from time to time by any subsequent filings by the Borrower with the Securities and Exchange Commission.

                  "Interest Period" means, for each Eurodollar Rate Advance
                   ---------------
         comprising part of the same Revolving Credit Borrowing and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurodollar Rate Advance or LIBO Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, with respect to Eurodollar Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months or, if available to all Lenders, nine months, as the Borrower may, upon notice received by the Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                 --------  -------

                       (i) the Borrower may not select any Interest Period that ends after the Termination Date;

                       (ii) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Revolving Credit Borrowing or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

                       (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided,
                                                             --------
                  however, that, if such extension would cause the last day
                  -------
                  of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                       (iv) whenever the first day of any Interest Period occurs on the last day of a calendar month or on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of
                   ---------------------
         1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Lenders" means the Initial Lenders, each Assuming Lender
                   -------
         that shall become a party hereto pursuant to Section 2.17 and each Person that shall become a party hereto pursuant to Section 2.11,
         Section 2.12 or Section 8.07.

                  "Leverage Ratio" of the Borrower means the ratio of
                   --------------
         Consolidated Funded Debt of the Borrower and its Subsidiaries to the sum of Consolidated Funded Debt of the Borrower and its Subsidiaries plus Consolidated Net Worth.
         ----

                  "LIBO Rate" means, for any Interest Period for all LIBO
                   ---------
         Rate Advances comprising part of the same Competitive Bid Borrowing, an interest rate per annum equal to the rate per annum (rounded upward to the nearest 1/100 of 1%) appearing on Telerate Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time)
         two Business Days before the first day of such Interest Period in an amount substantially equal to the amount that would be the Reference Banks' respective ratable shares of such Borrowing if such Borrowing were to be a Revolving Credit Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period. If the Telerate Markets Page 3750 (or any successor page) is unavailable, the LIBO Rate for any Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of
                               -------  -------
         Section 2.08.

                  "LIBO Rate Advance" has the meaning specified in
                   -----------------
         Section 2.03(a)(i).

                  "Lien" means any lien, security interest or other charge
                   ----
         or encumbrance of any kind, or any other type of preferential arrangement having the effect of security, including, without limitation, the lien or retained security title of a conditional vendor.

                  "Long Term Rating" has the meaning assigned in the
                   ----------------
         definition of "Public Debt Rating".

                  "Material Adverse Change" means any material adverse change
                   -----------------------
         in the financial condition or results of operations of the Borrower or the Borrower and its Consolidated Subsidiaries taken as a whole.

                  "Material Adverse Effect" means a material adverse effect
                   -----------------------
         on (a) the financial condition or results of operations of the Borrower or the Borrower and its Consolidated Subsidiaries taken as a whole or (b) the ability of the Borrower to perform its obligations under this Agreement or any Note.

                  "Material Subsidiary" means, at any time, a domestic
                   -------------------
         Consolidated Subsidiary of the Borrower having (i) at least 10% of the total Consolidated assets of the Borrower and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of the Borrower) or (ii) at least 10% of the Consolidated net sales of the Borrower and its Subsidiaries for the twelve month period ending on the last day of the most recent fiscal quarter of the Borrower.

                  "Moody's" means Moody's Investors Service, Inc.
                   -------

                  "Multiemployer Plan" means a multiemployer plan, as defined
                   ------------------
         in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as
                   ----------------------
         defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Non-Consenting Lender" has the meaning specified in
                   ---------------------
         Section 2.17(b).

                  "Note" means a Revolving Credit Note or a Competitive
                   ----
         Bid Note.

                  "Notice of Revolving Credit Borrowing" has the meaning
                   ------------------------------------
         specified in Section 2.02(a).

                  "Notice of Competitive Bid Borrowing" has the meaning
                   -----------------------------------
         specified in Section 2.03(a).

                  "PBGC" means the Pension Benefit Guaranty Corporation (or
                   ----
         any successor).

                  "Permitted Receivables Financing" means any financing
                   -------------------------------
         pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey, or otherwise transfer to a Receivables Subsidiary or any other

         Person, or grant a security interest in, any accounts receivable (and related assets) of the Borrower or such Subsidiary, provided that such financing shall be on customary market terms and shall be with limited or no recourse to the Borrower and its Subsidiaries (other than the Receivables Subsidiary) except to the extent customary for such transactions.

                  "Person" means an individual, partnership, corporation
                   ------
         (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple
                   ----
         Employer Plan.

                  "Public Debt Rating" means, as of any date, the lowest
                   ------------------
         rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower (its "Long
                                                                      ----
         Term Rating"), or, if the Borrower does not have in effect a rating
         -----------
         for non-credit enhanced long-term senior unsecured debt, the lowest rating that has been most recently announced by either S&P or Moody's, as the case may, be for the Borrower's commercial paper (its "Short Term Rating"). For purposes of the foregoing, (a) if
               -----------------
         only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee will be set in accordance with Level 5 under the definition of "Applicable Margin",
                                                          -----------------
         "Applicable Percentage" or "Applicable Utilization Fee", as the case
          ---------------------      --------------------------
         may be; (c) if the ratings established by S&P and Moody's shall fall within different levels, the Applicable Margin, the Applicable Percentage and the Applicable Utilization Fee shall be based upon the higher rating; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  "Receivables Subsidiary" means a bankruptcy-remote,
                   ----------------------
         special-purpose wholly owned Subsidiary formed in connection with a Permitted Receivables Financing.

                  "Reference Banks" means Citibank, The Chase Manhattan Bank
                   ---------------
         and Commerzbank; provided that the Borrower may at any time
                          --------
         substitute another Lender as one of the Reference Banks, but such substitution shall terminate after 30 days if within such period the Required Lenders shall have notified the Agent of their objection to such substitution.

                  "Register" has the meaning specified in Section 8.07(c).
                   --------

                  "Required Lenders" means at any time Lenders owed more
                   ----------------
         than 50% of the then aggregate unpaid principal amount of the Revolving Credit Advances owing to Lenders, or, if no such principal amount is then outstanding, Lenders having more than 50% of the Commitments.

                  "Revolving Credit Advance" means an advance by a Lender to
                   ------------------------
         the Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a "Type" of Revolving Credit Advance).
               ----

                  "Revolving Credit Borrowing" means a borrowing consisting
                   --------------------------
         of simultaneous Revolving Credit Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

                  "Revolving Credit Note" means a promissory note of the
                   ---------------------
         Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender.
                                    10

                  "S&P" means Standard & Poor's, a division of The
                   ---
         McGraw-Hill Companies, Inc.

                  "Short Term Rating" has the meaning assigned in the
                   -----------------
         definition of "Public Debt Rating".

                  "Single Employer Plan" means a single employer plan, as
                   --------------------
         defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Subsidiary" of any Person means any corporation,
                   ----------
         partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Termination Date" means the earlier of (a) August 6, 2002,
                   ----------------
         subject to the extension thereof pursuant to Section 2.17 and (b) the date of termination in whole of the Commitments pursuant to
         Section 2.05 or 6.01; provided, however, that the Termination Date
                               --------  -------
         of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.17 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

                  "Voting Stock" means capital stock issued by a corporation,
                   ------------
         or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  SECTION 1.02. Computation of Time Periods. In this
                                ---------------------------
Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not
                                ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").
  ----

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01. The Revolving Credit Advances. Each Lender
                                -----------------------------
severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding such Lender's Commitment, provided that the aggregate amount of the Commitments of the
            --------
Lenders shall be deemed used from time to time to the extent of the aggregate amount of the Competitive Bid Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be allocated among the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "Competitive
                                                               -----------
Bid Reduction"). Each Revolving Credit Borrowing shall be in an aggregate
-------------
amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Revolving Credit Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender's Commitment, the Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

                  SECTION 2.02. Making the Revolving Credit Advances. (a)
                                ------------------------------------
Each Revolving Credit Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, or not later than 11:00 A.M. (New York City time) on the date of the proposed Revolving Credit Borrowing in the case of a Revolving Credit Borrowing consisting of Base Rate Advances, by the Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier or telex. Each such notice of a Revolving Credit Borrowing (a "Notice of Revolving Credit Borrowing") shall
                               ------------------------------------
be by telephone, confirmed immediately in writing, or telecopier or telex, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Revolving Credit Borrowing, (iii) aggregate amount of such Revolving Credit Borrowing, and (iv) in the case of a Revolving Credit Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 1:00 P.M. (New York City time) on the date of such Revolving Credit Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's ratable portion of such Revolving Credit Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower that requested such Revolving Credit Borrowing at the Agent's address referred to in Section 8.02.

                  (b) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for any Revolving Credit Borrowing if the aggregate amount of such Revolving Credit Borrowing is less than $15,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to
Section 2.08 or 2.12 and (ii) the Eurodollar Rate Advances may not be outstanding as part of more than six separate Revolving Credit Borrowings.

                  (c) Each Notice of Revolving Credit Borrowing shall be irrevocable and binding on the Borrower providing such notice. In the case of any Revolving Credit Borrowing that the related Notice of Revolving Credit Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Revolving Credit Borrowing for such Revolving Credit Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Credit Advance to be made by such Lender as part of such Revolving Credit Borrowing when such Revolving Credit Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Agent shall have received notice from a Lender prior to the date of any Revolving Credit Borrowing that such Lender will not make available to the Agent such Lender's ratable portion of such Revolving Credit Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Revolving Credit Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower that requested such Borrowing severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Revolving Credit Advances comprising such Revolving Credit Borrowing and
(ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Revolving Credit Advance as part of such Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Revolving Credit Advance to be made by it as part of any Revolving Credit Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Credit Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving
Credit Advance to be made by such other Lender on the date of any Revolving Credit Borrowing.

                  SECTION 2.03. The Competitive Bid Advances. (a) Each
                                ----------------------------
Lender severally agrees that the Borrower may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid
                 --------
Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any Competitive Bid Reduction).

                  (i) The Borrower may request a Competitive Bid Borrowing under this Section 2.03 by delivering to the Agent, by telecopier or telex, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form
          -----------------------------------
         of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing, (w) aggregate amount of such proposed Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity date for repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 30 days after the date of such Competitive Bid Borrowing or later than the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and
                                                -------------------
         (B) at least five Business Days prior to the date of the proposed Competitive Bid Borrowing, if the Borrower shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest be offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). Each Notice of Competitive Bid
                       ------------------
         Borrowing shall be irrevocable and binding on the Borrower giving such Notice of Competitive Bid Borrowing. The Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

                  (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to the Borrower requesting such proposed Competitive Bid Borrowing as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Agent (which shall give prompt notice thereof to the Borrower), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Agent in its
                                          --------
         capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender
                                    --------
         to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

                  (iii) The Borrower requesting such proposed Competitive Bid Borrowing shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

                       (x) cancel such Competitive Bid Borrowing by giving the Agent notice to that effect, or

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

                       (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Agent notice to that effect. The Borrower shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate.

                  (iv) If the Borrower notifies the Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph
         (iii)(x) above, the Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

                  (v) If the Borrower accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph
         (ii) above have been accepted by the Borrower, (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and
         (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Agent has received forms of documents appearing to fulfill the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 12:00 noon (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at the Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Agent of such funds, the Agent will make such funds available to the Borrower at the Agent's address referred to in Section 8.02. Promptly after each Competitive Bid Borrowing the Agent will notify each Lender of the amount of the Competitive Bid Borrowing, the consequent Competitive Bid Reduction and the dates upon which such Competitive Bid Reduction commenced and will terminate.

                  (vi) If the Borrower notifies the Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, such notice of acceptance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

                  (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrower shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above.

                  (c) Within the limits and on the conditions set forth in this Section 2.03, the Borrower may from time to time borrow under this
Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow

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

under this Section 2.03, provided that a Competitive Bid Borrowing shall not
                         --------
be made within three Business Days of the date of any other Competitive Bid Borrowing.

                  (d) The Borrower shall repay to the Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by the Borrower for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. No Borrower shall have any right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection
(a)(i) above and set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

                  (e) The Borrower shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

                  (f) The indebtedness of the Borrower resulting from each Competitive Bid Advance made as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note payable to the order of the Lender making such Competitive Bid Advance.

                  SECTION 2.04. Fees. (a) Facility Fee. The Borrower agrees
                                ----      ------------
to pay to the Agent for the account of each Lender a facility fee on the aggregate amount of such Lender's Commitment from the Effective Date in the case of each Initial Lender and from the later of the Effective Date and the effective date specified in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum equal to the Applicable Percentage in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December commencing September 30, 2001, and on the Termination Date.

                  (b)     Agent's Fees. The Borrower shall pay to the Agent
                          ------------
for its own account such fees as may from time to time be agreed between the Borrower and the Agent, and shall pay to each Co-Lead Arranger for its own account such fees and as may from time to time be agreed between the Borrower and such Co-Lead Arranger.

                  SECTION 2.05. Termination or Reduction of the Commitments.
                                -------------------------------------------
The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders, provided that each
                                                       --------
partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and provided further that
                                                      ----------------
the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal amount of the Competitive Bid Advances then outstanding.

                  SECTION 2.06. Repayment of Revolving Credit Advances. The
                                --------------------------------------
Borrower shall repay to the Agent for the ratable account of the Lenders on the Termination Date the aggregate principal amount of the Revolving Credit Advances then outstanding.

                  SECTION 2.07. Interest on Revolving Credit Advances;
                                -------------------------------------
Regulation D Compensation. (a) Scheduled Interest. The Borrower shall pay
-------------------------      ------------------
interest on the unpaid principal amount of each Revolving Credit

Advance owing to each Lender from the date of such Revolving Credit
Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i)     Base Rate Advances. During such periods as such
                          ------------------
         Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin in effect from time to
                      ----
         time plus (2) the Applicable Utilization Fee, if any, in effect
              ----
         from time to time, payable in arrears quarterly on the last day of each March, June, September and December, during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii)    Eurodollar Rate Advances. During such periods as
                          ------------------------
         such Revolving Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Revolving Credit Advance plus (y) the
                                                                ----
         Applicable Margin in effect from time to time plus (z) the
                                                       ----
         Applicable Utilization Fee, if any, in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b)     Default Interest. Upon the occurrence and during
                          ----------------
the continuance of an Event of Default under Section 6.01(a), the Borrower shall pay interest on (i) the unpaid principal amount of each Revolving Credit Advance made to it owing to each Lender, payable in arrears on the dates referred to in clause (a) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Revolving Credit Advance pursuant to clause (a) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above.

                  (c)     Regulation D Compensation. Each Lender that is
                          -------------------------
subject to reserve requirements of the Board of Governors of the Federal Reserve System (or any successor) may require the Borrower to pay, contemporaneously with each payment of interest on Eurodollar Rate Advances or LIBO Rate Advances, additional interest on the related Eurodollar Rate Advances or LIBO Rate Advances, as applicable, of such Lender at the rate per annum equal to the excess of (i)(A) the applicable Eurodollar Rate or LIBO Rate, divided by (B) one minus the Eurodollar Rate Reserve Percentage over (ii) the rate specified in clause (i)(A). Any Lender wishing to require payment of such additional interest shall so notify the Agent and the Borrower, in which case such additional interest on the Eurodollar Rate Advances or LIBO Rate Advances, as applicable, of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing after the giving of such notice.

                  SECTION 2.08. Interest Rate Determination. (a) Each
                                ---------------------------
Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate and each LIBO Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks. The Agent shall give prompt notice to the Borrower and the Lenders of the applicable interest rate determined by the Agent for purposes of Section 2.07(a)(i) or (ii), and the rate, if any, furnished by each Reference Bank for the purpose of determining the interest rate under Section 2.07(a)(ii).

                  (b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  (c) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

                  (d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Advances shall automatically Convert into Base Rate Advances.

                  (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  (f) If Telerate Markets Page 3750 (or any successor page) is unavailable and fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate or LIBO Rate for any Eurodollar Rate Advances or LIBO Rate Advances, as the case may be,

                  (i) the Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

                  (ii) with respect to Eurodollar Rate Advances, each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

                  (iii) the obligation of the Lenders to make Eurodollar Rate Advances or LIBO Rate Advances, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  SECTION 2.09. Optional Conversion of Revolving Credit
                                ---------------------------------------
Advances. The Borrower may on any Business Day, upon notice given to the
--------
Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.08 and 2.12, Convert all Revolving Credit Advances of one Type comprising the same Borrowing into Revolving Credit Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate
                --------  -------
Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and no Conversion of any Revolving Credit Advances shall result in more separate Revolving Credit Borrowings than permitted under Section 2.02(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Credit Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower giving such notice.

                  SECTION 2.10. Optional Prepayments of Revolving Credit
                                ----------------------------------------
Advances. The Borrower may, in the case of Eurodollar Rate Advances, upon at
--------
least two Business Days' notice to the Agent and, in the case of Base Rate Advances, upon notice to the Agent not later than 10:00 A.M. (New York City time) on the date of the proposed prepayment, stating in each case the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided,
                                                                --------
however, that (x) each partial prepayment shall be in an aggregate principal
-------
amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(c).

                  SECTION 2.11. Increased Costs. (a) If, due to either (i)
                                ---------------
the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or LIBO Rate Advances (excluding for purposes of this Section 2.11 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section
2.14 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then such Lender may from time to time give notice of such circumstances to the Borrower (with a copy of such notice to the Agent); provided, however,
                                                        --------  -------
that each Lender agrees, before giving any such notice, to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the need for, or reduce the amount of, such increased costs and would not be disadvantageous to such Lender. The amount sufficient to compensate such Lender in light of such increase in costs to such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith on a basis that allocates the amounts sufficient to compensate such Lender in light of such increase ratably among all applicable Advances. A certificate specifying the event referred to in this Section 2.11(a), the amount sufficient to compensate such Lender and the basis of its calculations (which shall be reasonable), submitted in good faith to the Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees to provide reasonably prompt notice to the Borrower of the occurrence of any event referred to in the first sentence of this Section 2.11(a).

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) after the date hereof affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, such Lender may from time to time give notice of such circumstances to the Borrower (with a copy of such notice to the Agent); provided, however, that each Lender agrees, before giving any
            --------  -------
such notice, to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such designation would avoid the need for, or reduce the amount of, the cost to such Lender of such increase in the amount of capital maintained by such Lender and would not be disadvantageous to such Lender. The amount sufficient to compensate such Lender in light of such increase in capital maintained by such Lender or any corporation controlling such Lender shall be determined by such Lender in good faith to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate specifying the event referred to in this Section 2.11(b), the amount sufficient to compensate such Lender and the basis of its calculations (which shall be reasonable), submitted in good faith to the Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees to provide reasonably prompt notice to the Borrower of the occurrence of any event referred to in the first sentence of this Section 2.11(b).

                  (c) The Borrower shall, within five days of receiving a notice from any Lender pursuant to clause (a) or (b) of this Section 2.11, elect (and shall notify such Lender and the Agent of such election) to:

                  (i) pay to the Agent for the account of such Lender, from time to time commencing on the date of notice by such Lender and as specified by such Lender, (A) the amount such Lender has set forth in the certificate which such Lender has delivered to the Borrower pursuant to clause (a) of this Section 2.11 or (B) the amount such Lender has set forth in the certificate which such Lender has delivered to the Borrower pursuant to clause (b) of this
         Section 2.11, as the case may be; or

                  (ii) terminate such Lender's Commitment on a date which shall be specified in the notice sent by the Borrower, and such Lender's Commitment shall terminate on such date; provided,
                                                           --------
         however, that the aggregate amount of the Commitments of the
         -------
         Lenders shall not be reduced, as a result of any such termination, to an amount that is less than the sum of the aggregate principal amount of the Advances then outstanding; provided, further, that
                                                  --------  -------
         such termination shall not be effective if, after giving effect to such termination, the aggregate amount of the Commitments so terminated or assigned under this Section 2.11 and Section 2.12(b) during the term of this Agreement would exceed 25% of the aggregate amount of the

         Commitments as of the Effective Date; and provided further, that
                                                   -------- -------
         upon termination of a Lender's Commitment under this Section 2.11(c)(ii), the Borrower shall on the date such termination becomes effective pay, prepay or cause to be prepaid the aggregate principal amount of all Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, all facility fees and other fees payable to such Lender and all other amounts payable to such Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with this Section 2.11), and any Taxes, incurred by such Lender prior to the effective date of such termination and amounts payable under
         Section 8.04(a)). Upon such payments and prepayments, the obligations of such Lender hereunder, by the provisions hereof, shall be released and discharged. Such Lender's rights under Sections 2.11, 2.14 and 8.04(b), and its obligations under Section 7.05, shall survive such release and discharge as to matters occurring prior to date of such termination; or

                  (iii) require that such Lender assign to the Borrower's designated assignee or assignees, in accordance with the terms of
         Section 8.07, all Advances then owing to such Lender and all rights and obligations of such Lender hereunder; provided that (A) each
                                                   --------
         such assignment shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or assignments which together cover all of the rights and obligations of the assigning Lender under this Agreement, (B) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 2.11(c) unless and until such Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of all Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, all facility fees and other fees payable to such Lender and all other amounts payable to such Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with this
         Section 2.11), and any Taxes, incurred by such Lender prior to the effective date of such assignment and amounts payable under Section 8.04(a)) and (C) each such assignment shall be made pursuant to an Assignment and Acceptance; provided, however, that such assignment
                                    --------  -------
         shall not be effective if, after giving effect to such assignment, the aggregate amount of the Commitments so assigned or terminated under this Section 2.11 and Section 2.12(b) during the term of this Agreement would exceed 25% of the aggregate amount of the Commitments as of the Effective Date. Upon such payments and prepayments, the obligations of such Lender hereunder, by the provisions hereof, shall be released and discharged; provided,
                                                              --------
         however, that such Lender's rights under Sections 2.11, 2.14 and
         -------
         8.04(b), and its obligations under Section 7.05, shall survive such release and discharge as to matters occurring prior to the date of termination of such Lender's Commitment.

                  SECTION 2.12. Illegality. (a) Notwithstanding any other
                                ----------
provision of this Agreement, if any Lender (any such Lender being referred to herein as an "Affected Lender") shall notify the Agent that the
                 ---------------
introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or LIBO Rate Advances or to fund or maintain Eurodollar Rate Advances or LIBO Rate Advances hereunder, the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist. The Borrower's right to require an assignment in accordance with clause (b)(ii) below shall not be effective to the extent that Lenders representing a majority of the Commitments then outstanding shall be "Affected Lenders".

                  (b) The Borrower shall, within five days of receiving a notice from any Affected Lender pursuant to clause (a) of this Section 2.12, elect (and shall notify such Affected Lender and the Agent of such election) to:

                  (i) prepay in full all Eurodollar Rate Advances or LIBO Rate Advances then outstanding, together with interest thereon, unless in the case of Eurodollar Rate Advances the Borrower, within five Business Days of written notice from the Agent, converts all Eurodollar Rate Advances of all Lenders then outstanding into Base Rate Advances in accordance with Section 2.09; or

                  (ii) require that such Affected Lender assign to the Borrower's designated assignee or assignees, in accordance with the terms of Section 8.07, all Advances then owing to such Affected Lender and all rights and obligations of such Affected Lender hereunder; provided that (A) each such assignment shall be either
                    --------
         an assignment of all of the rights and obligations of the assigning Affected Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or assignments which together cover all of the rights and obligations of the assigning Affected Lender under this Agreement, (B) no Affected Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 2.12(b) unless and until such Affected Lender shall have received one or more payments from either the Borrower or one or more assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of all Advances owing to such Affected Lender, together with accrued interest thereon to the date of payment of such principal amount, all facility fees and other fees payable to such Affected Lender and all other amounts payable to such Affected Lender under this Agreement (including, but not limited to, any increased costs or other additional amounts (computed in accordance with Section 2.11), and any Taxes, incurred by such Affected Lender prior to the effective date of such assignment and amounts payable under Section 8.04(a)) and (C) each such assignment shall be made pursuant to an Assignment and Acceptance; provided, however, that such assignment shall not be
                     --------  -------
         effective if, after giving effect to such assignment, the aggregate amount of the Commitments so assigned or terminated under this
         Section 2.12(b) and Section 2.11 during the term of this Agreement would exceed 25% of the aggregate amount of the Commitments as of the Effective Date. Upon such payments and prepayments, the obligations of such Affected Lender hereunder, by the provisions hereof, shall be released and discharged; provided, however, that
                                                   --------  -------
         such Affected Lender's rights under Sections 2.11, 2.14 and 8.04(b), and its obligations under Section 7.05, shall survive such release and discharge as to matters occurring prior to the date of termination of such Affected Lender's Commitment.

                  SECTION 2.13. Payments and Computations. (a) The Borrower
                                -------------------------
shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility fees ratably (other than amounts payable pursuant to Section 2.03, 2.11, 2.14 or 8.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Assuming Lender becoming a Lender hereunder as a result of an extension of the Termination Date pursuant to Section 2.17, and upon the Agent's receipt of such Lender's Assumption Agreement and recording of the information contained therein in the Register, from and after the applicable Extension Date, the Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to the Assuming Lender. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All computations of interest based on the Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the LIBO Rate or the Federal Funds Rate or in respect of Fixed Rate Advances and of facility fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Agent of an interest rate and of facility fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided, however, that, if
                                              --------  -------
such extension would cause payment of interest on or principal of Eurodollar
Rate

Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

                  SECTION 2.14. Taxes. (a) Any and all payments by the
                                -----
Borrower hereunder or under the Notes shall be made, in accordance with
Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the
                                                        ---------
case of each Lender and the Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If the Borrower shall be required by
                            -----
law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").
                             -----------

                  (c) The Borrower shall indemnify each Lender and the Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.14) imposed on or paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower making such payment shall furnish to the Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United
                                                               ------
States" and "United States person" shall have the meanings specified in
------       --------------------
Section 7701 of the Internal Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assumption Agreement or the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide each of the Agent and the Borrower with two original

Internal Revenue Service forms W-8BEN or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the
                                         --------  -------
date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN or W-8ECI, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

                  (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in
Section 2.14(e) (other than if such failure is due to a change in law
                 ----- ----
occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.14(a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to
                 --------  -------
Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.14 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  SECTION 2.15. Sharing of Payments, Etc. If any Lender
                                ------------------------
shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Revolving Credit Advances owing to it (other than pursuant to Section 2.11, 2.14 or 8.04(c)) in excess of its ratable share of payments on account of the Revolving Credit Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Credit Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is
--------  -------
thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.16. Use of Proceeds. The proceeds of the
                                ---------------
Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely for general corporate purposes of the Borrower and its Subsidiaries.

                  SECTION 2.17. Extension of Termination Date. (a) At least
                                -----------------------------
30 days but not more than 45 days prior to the Termination Date, the Borrower, by written notice to the Agent, may request an extension of the Termination Date in effect at such time by 364 days from its then scheduled expiration. The Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not earlier than 30 days but not later than 20 days prior to the Termination Date, notify the Borrower and the Agent in writing as to whether such

Lender will consent to such extension, such notice to be in substantially the form of Exhibit E hereto. If any Lender shall fail to notify the Agent and the Borrower in writing of its consent to any such request for extension of the Termination Date at least 20 days prior to the Termination Date, such Lender shall be deemed to be a Non-Consenting Lender with respect to such request. The Agent shall notify the Borrower in writing not later than 15 days prior to the Termination Date of the decision of the Lenders regarding the Borrower' request for an extension of the Termination Date.

                  (b) If all the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.17, the Termination Date in effect at such time shall, effective as at the Termination Date (the "Extension Date"), be extended for 364 days; provided
                       --------------                              --------
that on each Extension Date, the applicable conditions set forth in Article III shall be satisfied. If less than all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.17, the Termination Date in effect at such time shall, subject to Section 2.17(d) and effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each a "Consenting Lender") but shall not
                                         -----------------
be extended as to any other Lender (each a "Non-Consenting Lender"). To the
                                            ---------------------
extent that the Termination Date is not extended as to any Lender pursuant to this Section 2.17 and the Commitment of such Lender is not assumed in accordance with subsection (c) of this Section 2.17 on or prior to the applicable Extension Date, the Commitment of such Non-Consenting Lender shall automatically terminate in whole on such unextended Termination Date without any further notice or other action by the Borrower, such Lender or any other Person; provided that such Non-Consenting Lender's rights under
                  --------
Sections 2.11, 2.14 and 8.04, and its obligations under Section 7.05, shall survive the Termination Date for such Lender as to matters occurring prior to such date. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for any requested extension of the Termination Date.

                  (c) If fewer than all of the Lenders consent to any such request pursuant to subsection (a) of this Section 2.17, the Agent shall promptly so notify the Consenting Lenders, and each Consenting Lender may, in its sole discretion, give written notice to the Agent not later than 10 days prior to the Termination Date of the amount of the Non-Consenting Lenders' Commitments for which it is willing to accept an assignment. If the Consenting Lenders notify the Agent that they are willing to accept assignments of Commitments in an aggregate amount that exceeds the amount of the Commitments of the Non-Consenting Lenders, such Commitments shall be allocated among the Consenting Lenders willing to accept such assignments in such amounts as are agreed between the Borrower and the Agent. If after giving effect to the assignments of Commitments described above there remains any Commitments of Non-Consenting Lenders, the Borrower may arrange for one or more Consenting Lenders or other Eligible Assignees that agrees to an extension of the Termination Date (an "Assuming Lender") to assume,
                                             ---------------
effective as of the Extension Date, any Non-Consenting Lender's Commitment and all of the obligations of such Non-Consenting Lender under this Agreement thereafter arising, without recourse to or warranty by, or expense to, such Non-Consenting Lender; provided, however, that the amount of the
                                --------  -------
Commitment of any such Assuming Lender as a result of such substitution shall in no event be less than $10,000,000 unless the amount of the Commitment of such Non-Consenting Lender is less than $10,000,000, in which case such Assuming Lender shall assume all of such lesser amount; and provided further that:
-------- -------

                  (i) any such Consenting Lender or Assuming Lender shall have paid to such Non-Consenting Lender (A) the aggregate principal amount of, and any interest accrued and unpaid to the effective date of the assignment on, the outstanding Advances, if any, of such Non-Consenting Lender plus (B) any accrued but unpaid facility
                                    ----
         fees owing to such Non-Consenting Lender as of the effective date of such assignment;

                  (ii) all additional costs reimbursements, expense reimbursements and indemnities payable to such Non-Consenting Lender, and all other accrued and unpaid amounts owing to such Non-Consenting Lender hereunder, as of the effective date of such assignment shall have been paid to such Non-Consenting Lender; and

                  (iii) with respect to any such Assuming Lender, the applicable processing and recordation fee required under Section 8.07(a) for such assignment shall have been paid by the Assuming Lender;

provided further that such Non-Consenting Lender's rights under Sections
-------- -------
2.11, 2.14 and 8.04, and its obligations under Section 7.05, shall survive such substitution as to matters occurring prior to the date of substitution. At least three Business Days prior to any Extension Date, (A) each such Assuming Lender, if any, shall have delivered to the Borrower and the Agent an assumption agreement in substantially the form of Exhibit D (each an "Assumption Agreement") or an Assignment and Acceptance, as appropriate,
 --------------------
duly executed by such Assuming Lender, such Non-Consenting Lender, the Borrower and the Agent, (B) any such Consenting Lender shall have delivered confirmation in writing satisfactory to the Borrower and the Agent as to the increase in the amount of its Commitment and (C) each Non-Consenting Lender being replaced pursuant to this Section 2.17 shall have delivered to the Agent any Note or Notes held by such Non-Consenting Lender. Upon the payment or prepayment of all amounts referred to in clauses (i), (ii) and (iii) of the immediately preceding sentence, each such Consenting Lender or Assuming Lender, as of the Extension Date, will be substituted for such Non-Consenting Lender under this Agreement and shall be a Lender for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of each such Non-Consenting Lender hereunder shall, by the provisions hereof, be released and discharged.

                  (d) If the Lenders having more than 50% of the Commitments (after giving effect to any assignments pursuant to subsection
(c) of this Section 2.17) consent in writing to a requested extension (whether by execution or delivery of an Assumption Agreement, an Assignment and Acceptance or otherwise) not later than one Business Day prior to such Extension Date, the Agent shall so notify the Borrower, and, upon satisfaction of the applicable conditions set forth in Article III, the Termination Date then in effect shall be extended for the additional 364-day period as described in subsection (a) of this Section 2.17, and all references in this Agreement, and in the Notes, if any, to the "Termination
                                                                -----------
Date" shall, with respect to each Consenting Lender and each Assuming Lender
----
for such Extension Date, refer to the Termination Date as so extended. Promptly following each Extension Date, the Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Consenting Lender and each such Assuming Lender.

                  SECTION 2.18. Evidence of Debt. (a) Each Lender shall
                                ----------------
maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. The Borrower agrees that upon notice by any Lender (with a copy of such notice to the Agent) to the effect that a
Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a Note payable to the order of such Lender in a principal amount up to the Commitment of such Lender.

                  (b)     The Register maintained by the Agent pursuant to
Section 8.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assumption Agreement and each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence
                                                       ----- -----
of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or
                       --------  -------
such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

                                  ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of
                                ----------------------------------------
Sections 2.01 and 2.03. Sections 2.01 and 2.03 of this Agreement shall
----------------------
become effective on and as of the first date (the "Effective Date") on which
                                                   --------------
the following conditions precedent have been satisfied:

                  (a) As of the Effective Date, there shall have occurred no Material Adverse Change since December 31, 2000, other than any changes reflected in subsequent filings by the Borrower with the Securities and Exchange Commission prior to the date hereof.

                  (b) As of the Effective Date, there shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Consolidated Subsidiaries pending or, to its knowledge, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect other than the matters disclosed by the Borrower in filings with the United States Securities and Exchange Commission prior to the date hereof or described on Schedule 3.01(b) hereto (collectively, the "Disclosed Litigation") or (ii) purports and is
                             --------------------
         reasonably likely to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

                  (c) As of the Effective Date, the Borrower shall not have been notified that anything has come to the attention of the Lenders during the course of their due diligence investigation to lead them to believe that the Information Memorandum was or has become misleading, incorrect or incomplete in any material respect; without limiting the generality of the foregoing, the Lenders shall have been given such access to the management, records, books of account, contracts and properties of the Borrower and its Subsidiaries as they shall have reasonably requested.

                  (d) All governmental and third party consents and approvals necessary in connection with the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

                  (e) The Borrower shall have notified the Agent as to the proposed Effective Date.

                  (f) The Borrower shall have paid all accrued fees and invoiced expenses of the Agent and the Lenders (including the accrued fees and invoiced expenses of counsel to the Agent).

                  (g) On the Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

                       (i) The representations and warranties contained in Section 4.01 are correct on and as of the Effective Date, and

                       (ii) No event has occurred and is continuing that constitutes a Default.

                  (h) The Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Agent and (except for the Revolving Credit Notes) in sufficient copies for each Lender:

                       (i) The Revolving Credit Notes to the order of the Lenders to the extent requested by any Lender pursuant to Section 2.18.

                       (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving this Agreement and the Revolving Credit Notes to be delivered by it, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and such Notes.

                       (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and such Notes to be delivered by it and the other documents to be delivered by it hereunder.

                       (iv) A favorable opinion of the General Counsel or Associate General Counsel of the Borrower, in form and substance satisfactory to the Agent.

                       (v) A favorable opinion of Shearman & Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

                  (i) The Borrower shall have terminated the commitments, and paid in full all Debt, interest, fees and other amounts outstanding, under the 364-Day Credit Agreement dated as of August 8, 2000 among the Borrower, the lenders and agents parties thereto and Citibank, as administrative agent, and each of the Lenders that is a party to each such credit agreement hereby waives, upon execution of this Agreement the requirement of prior notice under each such credit agreement relating to the termination of commitments thereunder.

                  SECTION 3.02. Conditions Precedent to Each Revolving
                                --------------------------------------
Credit Borrowing and Extension Date. The obligation of each Lender to make a
-----------------------------------
Revolving Credit Advance on the occasion of each Revolving Credit Borrowing and each extension of Commitments pursuant to Section 2.17 shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Revolving Credit Borrowing or the applicable Extension Date the following statements shall be true (and each of the giving of the applicable Notice of Revolving Credit Borrowing, request for Commitment Extension and the acceptance by the Borrower of the proceeds of such Revolving Credit Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Revolving Credit Borrowing or such Extension Date such statements are true):

                  (a)     the representations and warranties contained in
         Section 4.01 (except in the case of each Revolving Credit Borrowing, the representations set forth in subsection (e) thereof and in subsection (f)(i) thereof) are correct on and as of the date of such Revolving Credit Borrowing or such Extension Date, before and after giving effect to such Revolving Credit Borrowing or such Extension Date and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (b) no event has occurred and is continuing, or would result from such Revolving Credit Borrowing or such Extension Date or from the application of the proceeds therefrom, that constitutes a Default.

                  SECTION 3.03. Conditions Precedent to Each Competitive Bid
                                --------------------------------------------
Borrowing. The obligation of each Lender that is to make a Competitive Bid
---------
Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (i) the Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Agent shall have received a Competitive Bid Note payable to the order of such Lender for each of the one or more Competitive Bid Advances to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Advance to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Advance in accordance with Section 2.03, and (iii) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by the Borrower of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by the Borrower that on the date of such Competitive Bid Borrowing such statements are true):

                  (a)     the representations and warranties contained in
         Section 4.01 (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f)(i) thereof) are correct on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and

                  (b) no event has occurred and is continuing, or would result from such Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default.

                  SECTION 3.04. Determinations Under Section 3.01. For
                                ---------------------------------
purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the
                                -------------------------------------
Borrower. The Borrower represents and warrants as follows:
--------

                  (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The execution, delivery and performance by the Borrower of this Agreement and the Notes to be delivered by it, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes to be delivered by it, other than those authorizations, approvals, notices, filings and actions that have been obtained, filed or taken on or before the Effective Date.

                  (d) This Agreement has been, and each of the Notes to be delivered by it when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

                  (e) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, and the Consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 2001, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the three months then ended, duly certified by the Chief Financial Officer, Treasurer, Assistant Treasurer, Controller or Assistant Controller of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheet as at March 31, 2001, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Except as disclosed in the Borrower's

         Quarterly Report on Form 10-Q for the quarter ending March 31, 2001, since December 31, 2000, there has been no Material Adverse Change.

                  (f) There is no pending or, to the knowledge of the Borrower, threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Consolidated Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation), and there has been no material adverse change in the status, or financial effect on the Borrower or any of its Consolidated Subsidiaries, of the Disclosed Litigation or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note or the consummation of the transactions contemplated hereby.

                  (g) The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  SECTION 4.02. Representation and Warranty of the Lenders.
                                ------------------------------------------
Each Lender represents and warrants that in good faith it has not and will not rely upon any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) as collateral in the making and maintaining of its Advances hereunder.

                                   ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any
                                ---------------------
Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

                  (a)     Compliance with Laws, Etc. Comply, and cause each
                          -------------------------
         of its Material Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws, except such non-compliance as would not have a Material Adverse Effect.

                  (b)     Payment of Taxes, Etc. Pay and discharge, and cause
                          ---------------------
         each of its Material Subsidiaries to pay and discharge, before the date on which penalties are attached thereto, all taxes, assessments and governmental charges or levies imposed upon it or upon its property; provided, however, that neither the Borrower nor
                            --------  -------
         any of its Material Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings or are not of material importance to the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries.

                  (c)     Maintenance of Insurance. Maintain, and cause each
                          ------------------------
         of its Material Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is consistent with prudent business practice. This section shall not prevent the use of deductible or excess loss insurance and shall not prevent the Borrower or a Consolidated Subsidiary from acting as a self-insurer or maintaining insurance with a Subsidiary or Subsidiaries so long as such action is consistent with sound business practice.

                  (d)     Preservation of Corporate Existence, Etc. Preserve
                          ----------------------------------------
         and maintain its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Borrower may
                                    --------  -------
         consummate any merger or consolidation permitted under Section 5.02(b) and provided further that the Borrower shall not be
                     -------- -------
         required to preserve any right or franchise if the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower.

                  (e)     Keeping of Books. Keep, and cause each of its
                          ----------------
         Material Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Material Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (f)     Reporting Requirements. Furnish to the Agent, and
                          ----------------------
         in sufficient copies for the Lenders (provided, however, that, in
                                               --------  -------
         the case of the Consolidated balance sheet and Consolidated statements of income and cash flows referred to in clause (i) below, the annual audit report and accompanying information referred to in clause (ii) below and the reports and registration statements referred to in clause (iv) below, such information will be deemed to have been furnished to the Agent if it is readily available through EDGAR):

                       (i) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by the Chief Financial Officer, Treasurer, Assistant Treasurer, Controller, Assistant Controller, or other authorized financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles and certificates of the Chief Financial Officer Treasurer, Assistant Treasurer, Controller or Assistant Controller of the Borrower as to compliance with the terms of this Agreement;

                       (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Required Lenders by Deloitte & Touche LLP or other independent public accountants acceptable to the Required Lenders;

                       (iii) as soon as possible and in any event within five days after the determination by the Borrower of the occurrence of a Default that is continuing on the date of such statement, a statement of the Chief Financial Officer, Treasurer, Assistant Treasurer, Controller, Assistant Controller, or other authorized financial officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                       (iv) promptly after the sending or filing thereof, copies of all material reports that the Borrower sends to its securityholders (or any class of them) or its creditors (or any class of them), and copies of all reports and registration statements that the Borrower or any Subsidiary files with the Securities and Exchange Commission;

                       (v) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Subsidiaries of the type described in
                  Section 4.01(f); and

                       (vi) such other information (excluding trade secrets) respecting the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

                  SECTION 5.02. Negative Covenants. So long as any Advance
                                ------------------
shall remain unpaid or any Lender shall have any Commitment hereunder, no Borrower will:

                  (a)     Liens, Etc. Create or suffer to exist, or permit
                          ----------
         any of its Material Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Material Subsidiaries to assign, any right to receive income, other than:

                       (i) (A) Liens for taxes, assessments, governmental charges or levies or other amounts owed to governmental entities other than for borrowed money; (B) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith; (C) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (D) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; and (E) Liens in favor of a landlord arising in the ordinary course of business,

                       (ii) purchase money Liens upon or in any property, assets or stock acquired or held by the Borrower or any Material Subsidiary in the ordinary course of business to secure the purchase price or construction cost of such property or to secure Debt incurred solely for the purpose of financing the acquisition or construction of such property whether incurred prior or subsequent to such acquisition or construction, or Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided,
                                                             --------
                  however, that no such Lien shall extend to or cover any
                  -------
                  property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced,

                       (iii)   Liens existing on the Effective Date,

                       (iv) (A) assignments of the right to receive income in connection with any Permitted Receivables Financing and
                  (B) other Liens that would otherwise be prohibited; provided that the Aggregate Amount of Financing
                  --------
                  Outstanding in connection with Permitted Receivables Financings described in clause (A), plus the aggregate principal amount of Debt secured by Liens described in clause (B) at any time outstanding, shall not exceed 10% of the Consolidated Net Worth of the Borrower at such time,

                       (v) the replacement, extension or renewal of any Lien permitted by clauses (ii) and (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the amount secured thereby, and

                       (vi)    intercompany Liens.

                  (b)     Mergers, Etc. Merge or consolidate with or into,
                          ------------
         or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Material Subsidiaries to do so, except that (x) any Material Subsidiary of the Borrower may merge or consolidate with or into, or dispose of assets to, any other Material Subsidiary of the Borrower or any other Subsidiary of the Borrower that shall become a Material Subsidiary as a result of such transaction and (y) any Material Subsidiary of the Borrower may merge into or dispose of assets to the Borrower, provided, in
                                                              --------
         each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom.

                  (c)     Change in Nature of Business. Make, or permit any
                          ----------------------------
         of its Subsidiaries to make, any material change in the nature of its business taken as a whole as carried on at the date hereof.

                  SECTION 5.03. Financial Covenant. So long as any Advance
                                ------------------
shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower shall maintain at the end of each fiscal quarter of the Borrower a Leverage Ratio of not more than 0.45:1.00.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following
                                -----------------
events ("Events of Default") shall occur and be continuing:
         -----------------

                  (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within five Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

                  (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d) or
         (f)(iii), 5.02(a), 5.02(b) or 5.03, or (ii) the Borrower shall fail to perform or observe any term, covenant or agreement contained in
         Section 5.01(f)(i) or (ii) if such failure shall remain unremedied for 5 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender, or (iii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

                  (d) The Borrower or any of its Material Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $50,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Material Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (e) The Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

                  (f) Any judgment or order for the payment of money in excess of $75,000,000 in the aggregate shall be rendered against the Borrower or any of its Material Subsidiaries and either (i) a lawsuit shall have been properly commenced by any creditor to enforce such judgment or order or (ii) such judgment is not, within 30 days after entry thereof, paid, bonded, discharged or stayed during appeal, or is not discharged within 30 days after the expiration of such stay; provided,
                                                           --------
         however, that the rendering of any such judgment or order shall not
         -------
         be an Event of Default under this Section 6.01(f) if and for so long as (i) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not properly disputed the claim made for payment of, the amount of such judgment or order; or

                  (g) Any Person or two or more Persons acting in concert (other than Pharmacia Corporation and its Subsidiaries) shall have, on or after the date of this Agreement, acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) during any period of up to 24 consecutive months, commencing on or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower (together with any new directors who (A) were properly and duly elected to the board of directors pursuant to the Borrower's bylaws by the affirmative vote of a majority of the remaining directors then in office or (B) were nominated by a majority of the remaining members of the board of directors of the Borrower and thereafter elected as directors by the shareholders of the Borrower) shall cease for any reason to constitute a majority of the board of directors of the Borrower; or

                  (h) The Borrower or any of its ERISA Affiliates shall incur, or, in the reasonable opinion of the Required Lenders, shall be reasonably likely to incur liability in excess of $75,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event, provided that the occurrence of the
                                        --------
         ERISA Event described in PBGC Regulation Sections 4040.23, 4043.29 or 4043.32 shall constitute an Event of Default under this Section 6.01(h) only if it is reasonably expected to result in a Material Adverse Effect, (ii) the partial or complete withdrawal of the Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in
                                                   --------  -------
the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                   ARTICLE VII

                                    THE AGENT

                  SECTION 7.01. Authorization and Action. Each Lender hereby
                                ------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any
       --------  -------
action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. Agent's Reliance, Etc. Neither the Agent nor
                                ---------------------
any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the
Agent: (i) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assumption Agreement entered into by an Assuming Lender as provided in Section 2.17 or an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. Citibank and Affiliates. With respect to its
                                -----------------------
Commitment, the Advances made by it and any Note issued to it, Citibank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Agent and without any duty to account therefor to the Lenders.

                  SECTION 7.04. Lender Credit Decision. Each Lender
                                ----------------------
acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. The Lenders agree to
                                ---------------
indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective principal amounts of the Revolving Credit Advances then owed to each of them (or if no Revolving Credit Advances are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement (collectively, the "Indemnified Costs"), provided that no Lender
                              -----------------    --------
shall be liable for any portion of the Indemnified Costs resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Lender or a third party.

                  SECTION 7.06. Successor Agent. The Agent may resign at any
                                ---------------
time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor

Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                  SECTION 7.07. Other Agents. Each Lender hereby
                                ------------
acknowledges that neither the documentation agent nor any other Lender designated as any "Agent" on the signature pages hereof has any liability hereunder other than in its capacity as a Lender.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of
                                ---------------
any provision of this Agreement or the Revolving Credit Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no
                                              --------  -------
amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (c) reduce the principal of, or interest on, the Revolving Credit Advances or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Revolving Credit Advances or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Revolving Credit Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or (f) amend this Section 8.01; provided
                                                                  --------
further that no amendment, waiver or consent shall, unless in writing and
-------
signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note; and provided further that this Section 8.01 shall not apply to changes
          -------- -------
in Commitments pursuant to Section 2.11, Section 2.12, Section 2.17 or any other Section of this Agreement.

                  SECTION 8.02. Notices, Etc. All notices and other
                                ------------
communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered, if to the Borrower, at its address at 800
N. Lindbergh Boulevard, St Louis, Missouri 63167, Attention: Chief Financial Officer, with an information copy to the Secretary at the same address, if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at Two Penns Way, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or telexed, be effective upon receipt. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part
                                -------------------
of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs and Expenses. (a) The Borrower agrees
                                ------------------
to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all reasonable costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Agent and each Lender in connection with the enforcement of rights under this Section 8.04(a).

                  (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party")
                                                     -----------------
from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the actual or proposed use of the proceeds of the Advances by the Borrower or any of its Subsidiaries or (ii) the actual or alleged presence of Hazardous Materials on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 8.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower also agrees not to assert any claim against the Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance or LIBO Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to
Section 2.08(d) or (e), 2.10 or 2.12, acceleration of the maturity of the Advances pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to Section 8.07(a), the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.11, 2.14 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

                  SECTION 8.05. Right of Set-off. Nothing herein shall
                                ----------------
derogate any Lender's right, if any, if and to the extent payment owed to such Lender is not made when due hereunder or under any Note held by such Lender, to set off from time to time against any or all of the Borrower's deposit (general or special, time or demand, provisional or final) accounts with such Lender any amount so due. Each Lender agrees promptly to notify the Borrower after any such set off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of each Lender under this
Section 8.05 are in addition to other rights and remedies which such Lender may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become
                                --------------
effective (other than Sections 2.01 and 2.03, which shall only become effective upon satisfaction of the conditions precedent set forth in

Section 3.01) when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 8.07. Assignments and Participations. (a) Each
                                ------------------------------
Lender may and, if demanded by the Borrower (following a demand by such Lender pursuant to Section 2.11 or Section 2.12 if no Default has occurred and is continuing) upon at least 5 Business Days' notice to such Lender and the Agent or if required pursuant to Section 2.17, will assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Revolving Credit Advances owing to it and any Revolving Credit Note or Notes held by it, and any Competitive Bid Advances or Competitive Bid Notes held by it required to be assigned pursuant to Section
2.11 or Section 2.12) with the consent of the Agent and, so long as no Default has occurred and is continuing, the Borrower (which consent shall not unreasonably be withheld); provided, however, that (i) each such
                               --------  -------
assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any Competitive Bid Advances owing to it and any Competitive Bid Notes held by it, except any such Competitive Bid Advances or Competitive Bid Notes required to be assigned pursuant to Section 2.11 or Section 2.12), (ii) except in the case of an assignment to an Affiliate of such Lender or a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Revolving Credit Note subject to such assignment and a processing and recordation fee of $3,500, and (vii) any Lender may, without the approval of the Borrower and the Agent, assign all or a portion of its rights to any of its Affiliates. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.11, 2.14 and 8.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 4.01 and such other documents
and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;
(v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Agent shall maintain at its address referred to in Section 8.02 a copy of each Assumption Agreement and each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and
      --------
binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Revolving Credit Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

                  (e) Each Lender may sell participations to one or more banks or other entities (other than the Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and any Note or Notes held by it); provided, however,
                                                        --------  -------
that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement,
(iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note or the Guaranty, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. Upon the sale of a participation pursuant to this Section 8.07(e), such Lender shall promptly provide notice to the Borrower of the sale of a participation (other than a sale of a participation pursuant to
Section 2.15); provided, however, that the failure by such Lender to provide
               --------  -------
such notice shall not invalidate the sale of such participation.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such
                                        --------
disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrower received by it from such Lender; provided further
                                                          -------- -------
that, so long as no Default has occurred and is continuing, the Borrower shall have consented in advance to the disclosure of any non-public information, such consent not to be unreasonably withheld.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (h) Each Lender agrees that it will not assign any right, obligation or Note, or sell any participation, in any manner or under any circumstances that would require registration, qualification or filings under the securities laws of the United States of America, of any state or any country.

                  SECTION 8.08. Confidentiality. Neither the Agent nor any
                                ---------------
Lender shall disclose any Confidential Information to any other Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and, to the extent contemplated by Section 8.07(f), to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, provided that the Agent or such Lender, as the case may be, has notified the
--------
Borrower and has otherwise taken reasonable steps to protect such information from any unnecessary disclosure, and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking, provided that, without prejudice to its right to disclose
                  --------
to such examiner or regulator, the Agent and the Lenders agree to use reasonable efforts to limit the amount of Confidential Information which is disclosed.

                  SECTION 8.09. Governing Law. This Agreement and the Notes
                                -------------
shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8.10. Execution in Counterparts. This Agreement
                                -------------------------
may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.11. Jurisdiction, Etc. (a) Each of the parties
                                -----------------
hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 8.12. Waiver of Jury Trial. Each of the Borrower,
                                --------------------
the Agent and the Lenders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          MONSANTO COMPANY


                                          By____________________________
                                             Title:


                                          By____________________________
                                             Title:


                                          CITIBANK, N.A.,
                                              as Agent


                                          By____________________________
                                             Title:

                                 Initial Lenders
                                 ---------------



$124,000,000                              CITIBANK, N.A.


                                          By____________________________
                                             Title:


$124,000,000                              THE CHASE MANHATTAN BANK


                                          By____________________________
                                             Title:


$104,000,000                              BANK ONE, NA (MAIN OFFICE CHICAGO)


                                          By____________________________
                                             Title:


$104,000,000                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                          CHICAGO BRANCH


                                          By____________________________
                                             Title:


$104,000,00                               COMMERZBANK AG, NEW YORK
                                          AND GRAND CAYMAN BRANCHES


                                          By____________________________
                                             Title:


$71,500,000                               FLEET NATIONAL BANK


                                          By____________________________
                                             Title:


$71,500,000                               SOCIETE GENERALE


                                          By____________________________
                                             Title:

$45,000,000                               INTESABCI


                                          By____________________________
                                             Title:


$31,500,000                               THE BANK OF NEW YORK


                                          By_____________________________
                                             Title:


$31,500,000                               BARCLAYS BANK PLC


                                          By____________________________
                                             Title:


$31,500,000                               BBL INTERNATIONAL (U.K.) LIMITED


                                          By____________________________
                                             Title:


$31,500,000                               CREDIT AGRICOLE INDOSUEZ


                                          By____________________________
                                             Title:


$31,500,000                               KBC BANK N.V.


                                          By____________________________
                                             Title:


$31,500,000                               THE NORTHERN TRUST COMPANY


                                          By____________________________
                                             Title:

$31,500,000                               WACHOVIA BANK, N.A.


                                          By____________________________
                                             Title:


$31,500,000                               WESTPAC BANKING CORPORATION


                                          By____________________________
                                             Title:

$1,000,000,000    Total of the Commitments

                                                                                                           SCHEDULE I -
                                                                                             APPLICABLE LENDING OFFICES


-----------------------------------------------------------------------------------------------------------------------
Name of Initial Lender                      Domestic Lending Office                Eurodollar Lending Office
----------------------                      -----------------------                -------------------------
-----------------------------------------------------------------------------------------------------------------------
THE BANK OF NEW YORK                        The Bank of New York                   The Bank of New York
                                            101 Barclay Street                     101 Barclay Street
                                            New York, NY 10286                     New York, NY 10286
                                            Attn: Keith Stiell                     Attn: Keith Stiell
                                            T: 212-635-8216                        T: 212-635-8216
                                            F: 212-635-7926                        F: 212-635-7926
-----------------------------------------------------------------------------------------------------------------------
BANK ONE, NA (MAIN OFFICE CHICAGO)          Bank One, NA, (Main Office Chicago)    Bank One, NA, (Main Office Chicago)
                                            Chicago, Illinois                      Chicago, Illinois
                                            ABA: 071000013                         ABA: 071000013
                                            LS2 Incoming                           LS2 Incoming
                                            481152860000                           481152860000
                                            Ref: Monsanto Co                       Ref: Monsanto Co
                                            Attn: Ben Oliva                        Attn: Ben Oliva
                                            Tel: 312-732-5987                      Tel: 312-732-5987
                                            Fax: 312-732-4840/3013                 Fax: 312-732-4840/3013
-----------------------------------------------------------------------------------------------------------------------
THE BANK OF TOKYO-MITSUBISHI, LTD.,         The Bank of Tokyo - Mitsubishi,        The Bank of Tokyo - Mitsubishi,
CHICAGO BRANCH                              Ltd., Chicago Branch                   Ltd., Chicago Branch
                                            227 West Monroe Street, Suite 2300     227 West Monroe Street, Suite 2300
                                            Chicago, IL 60606                      Chicago, IL 60606
                                            Attn: Janice Hennig                    Attn: Janice Hennig
                                            Tel: 312-696-4710                      Tel: 312-696-4710
                                            Fax: 312-696-4532                      Fax: 312-696-4532
-----------------------------------------------------------------------------------------------------------------------
BARCLAYS BANK PLC                           Barclays Bank PLC                      Barclays Bank PLC
                                            Mark Williams                          Mark Williams
                                            Global Services Unit                   Global Services Unit
                                            5 The North Colonnade                  5 The North Colonnade
                                            Canary Wharf                           Canary Wharf
                                            London El4 4BB                         London El4 4BB
                                            Tel: 020-7773-6436                     Tel: 020-7773-6436
                                            Fax: 020-7773-6807                     Fax: 020-7773-6807
-----------------------------------------------------------------------------------------------------------------------
BBL INTERNATIONAL (U.K.) LIMITED            BBL International (U.K.) Limited       BBL International (U.K.) Limited
                                            6 Broadgate                            6 Broadgate
                                            London, EC2M 2AJ                       London, EC2M 2AJ
                                            Attn: Credit Department                Attn: Credit Department
                                            T: 44-171-247-5566                     T: 44-171-247-5566
                                            F: 44-171-562-0208                     F: 44-171-562-0208
-----------------------------------------------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK                    The Chase Manhattan Bank               The Chase Manhattan Bank
                                            270 Park Avenue, 48th Floor            270 Park Avenue, 48th Floor
                                            New York, NY 10017                     New York, NY 10017
                                            Attn: Stephen P. Rochford              Attn: Stephen P. Rochford
                                            T: 212-270-7275                        T: 212-270-7275
                                            F: 212-270-5135                        F: 212-270-5135
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
CITIBANK, N.A.                              Citibank, N.A.                         Citibank, N.A.
                                            Two Penns Way                          Two Penns Way
                                            Suite 200                              Suite 200
                                            New Castle, DE 19720                   New Castle, DE 19720
                                            Attn: Ann Hieronimus                   Attn: Ann Hieronimus
                                            Tel: 302-894-6034                      Tel: 302-894-6034
                                            Fax: 302-894-6120                      Fax: 302-894-6120
-----------------------------------------------------------------------------------------------------------------------
COMMERZBANK AG, NEW YORK AND GRAND CAYMAN   Commerzbank AG, Grand Cayman Branch    Commerzbank AG, Grand Cayman Branch
BRANCHES                                    c/o New York Branch                    c/o New York Branch
                                            Two World Financial Center             Two World Financial Center
                                            New York, NY 10281-1050                New York, NY 10281-1050
                                            Attn: Mr. Al Caputo                    Attn: Mr. Al Caputo
                                            Tel: 212-266-7694                      Tel: 212-266-7694
                                            Fax: 212-266-7772                      Fax: 212-266-7772
-----------------------------------------------------------------------------------------------------------------------
CREDIT AGRICOLE INDOSUEZ                    Credit Agricole Indosuez               Credit Agricole Indosuez
                                            55 E. Monroe Street                    55 E. Monroe Street
                                            Chicago, IL 60603                      Chicago, IL 60603
                                            Attn: Theodore Tice                    Attn: Theodore Tice
                                            T: 312-917-7463                        T: 312-917-7463
                                            F: 312-372-3455                        F: 312-372-3455
-----------------------------------------------------------------------------------------------------------------------
FLEET NATIONAL BANK                         Fleet National Bank                    Fleet National Bank
                                            100 Federal Street MADE 10010A         100 Federal Street MADE 10010A
                                            Boston, MA 02110                       Boston, MA 02110
                                            Attn: Lisa Gelfand - Abrams            Attn: Lisa Gelfand - Abrams
                                            Tel: 617-434-7118                      Tel: 617-434-7118
                                            Fax: 617-434-0601                      Fax: 617-434-0601
-----------------------------------------------------------------------------------------------------------------------
INTESABCI                                   IntesaBCI                              IntesaBCI
                                            150 N. South LaSalle, Suite 1500       150 N. South LaSalle, Suite 1500
                                            Chicago, IL 60604                      Chicago, IL 60604
                                            Attn: Credit Administration            Attn: Credit Administration
                                            T: 312-992-5110                        T: 312-992-5110
                                            F: 312-992-5111                        F: 312-992-5111
-----------------------------------------------------------------------------------------------------------------------
KBC BANK N.V.                               KBC Bank N.V.                          KBC Bank N.V.
                                            New York Branch                        New York Branch
                                            125 West 55th Street                   125 West 55th Street
                                            New York, NY 10019                     New York, NY 10019
                                            Attn: Loan Administration              Attn: Loan Administration
                                            T: 212-541-0657                        T: 212-541-0657
                                            F: 212-956-5581                        F: 212-956-5581
-----------------------------------------------------------------------------------------------------------------------
THE NORTHERN TRUST COMPANY                  The Northern Trust Company             The Northern Trust Company
                                            50 S. LaSalle                          50 S. LaSalle
                                            Chicago, IL 60675                      Chicago, IL 60675
                                            Attn: Ms. Linda Honda                  Attn: Ms. Linda Honda
                                            Tel: 312-444-4715                      Tel: 312-444-4715
                                            Fax: 312-630-1566                      Fax: 312-630-1566
-----------------------------------------------------------------------------------------------------------------------
SOCIETE GENERALE                            Societe Generale                       Societe Generale
                                            2001 Ross Ave. Suite 4800              2001 Ross Ave. Suite 4800
                                            Dallas, TX 75201                       Dallas, TX 75201
                                            Attn: Deanna Farhat                    Attn: Deanna Farhat
                                            Tel: 214-979-2736                      Tel: 214-979-2736
                                            Fax: 214-754-0171                      Fax: 214-754-0171
-----------------------------------------------------------------------------------------------------------------------

                                       2


-----------------------------------------------------------------------------------------------------------------------
WACHOVIA BANK, N.A.                         Wachovia Bank, N.A.                    Wachovia Bank, N.A.
                                            191 Peachtree Street, N.E.             191 Peachtree Street, N.E.
                                            Atlanta, GA 30303                      Atlanta, GA 30303
                                            Attn: Walt Gillikin                    Attn: Walt Gillikin
                                            Tel: 404-332-5747                      Tel: 404-332-5747
                                            Fax: 404-332-4136                      Fax: 404-332-4136
-----------------------------------------------------------------------------------------------------------------------
WESTPAC BANKING CORPORATION                 Westpac Banking Corporation            Westpac Banking Corporation
                                            575 Fifth Avenue                       575 Fifth Avenue
                                            New York, NY                           New York, NY
                                            Attn: Susan Wildstein                  Attn: Susan Wildstein
                                            Tel: 212-551-1960                      Tel: 212-551-1960
                                            Fax: 212-551-1998                      Fax: 212-551-1998
-----------------------------------------------------------------------------------------------------------------------

                                                        EXHIBIT A-1 - FORM OF
                                             REVOLVING CREDIT PROMISSORY NOTE


U.S.$_______________                           Dated:  _______________, 200_

                  FOR VALUE RECEIVED, the undersigned, Monsanto Company, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                           --------
____________________ (the "Lender") for the account of its Applicable Lending
                           ------
Office on the Termination Date (each as defined in the Credit Agreement referred to below) the principal sum of U.S.$[amount of the Lender's Commitment in figures] or, if less, the aggregate principal amount of the Revolving Credit Advances made by the Lender to the Borrower pursuant to the 364-Day Credit Agreement dated as of August 7, 2001 among the Borrower, the Lender and certain other lenders parties thereto, Citibank, N.A., as Agent for the Lender and such other lenders, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein
 ----------------
defined), outstanding on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at 399 Park Avenue, New York, New York 10043, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

                  This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Revolving Credit Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                          MONSANTO COMPANY


                                          By____________________________
                                              Title:


                                          By____________________________
                                              Title:


                                      ADVANCES AND PAYMENTS OF PRINCIPAL

------------------------------------------------------------------------------------------------------------
                                   AMOUNT OF
               AMOUNT OF           PRINCIPAL PAID           UNPAID PRINCIPAL            NOTATION
DATE           ADVANCE             OR PREPAID               BALANCE                     MADE BY
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


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------------------------------------------------------------------------------------------------------------

                                                        EXHIBIT A-2 - FORM OF
                                              COMPETITIVE BID PROMISSORY NOTE


U.S.$_______________                            Dated:  _______________, 200_


                  FOR VALUE RECEIVED, the undersigned, MONSANTO COMPANY, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of
                           --------
_________________________ (the "Lender") for the account of its Applicable
                                ------
Lending Office (as defined in the 364-Day Credit Agreement dated as of
August 7, 2001 among the Borrower, the Lender and certain other lenders parties thereto, Citibank, N.A., as Agent for the Lender and such other lenders, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents (as amended or modified from time to time, the "Credit Agreement"; the terms
                                            ----------------
defined therein being used herein as therein defined)), on _______________, 200_, the principal amount of U.S.$_______________.

                  The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

         Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, for the account of the Lender at the office of Citibank, N.A., at 399 Park Avenue, New York, New York 10043 in same day funds.

                  This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

                  The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                          MONSANTO COMPANY


                                          By____________________________
                                              Title:


                                          By____________________________
                                              Title:

                                                        EXHIBIT B-1 - FORM OF
                                         NOTICE OF REVOLVING CREDIT BORROWING


Citibank, N.A., as Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
 Two Penns Way
 New Castle, Delaware 19720                  [Date]

Attention: Bank Loans Syndications Department

Ladies and Gentlemen:

                  The undersigned, Monsanto Company, refers to the 364-Day Credit Agreement, dated as of August 7, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used
                   ----------------
herein as therein defined), among the undersigned, certain Lenders parties thereto, Citibank, N.A., as Agent for said Lenders, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Credit Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Borrowing (the "Proposed Revolving Credit Borrowing") as required by Section
                -----------------------------------
2.02(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Revolving Credit Borrowing is _______________, 200_.

                  (ii) The Type of Advances comprising the Proposed Revolving Credit Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

                  (iii) The aggregate amount of the Proposed Revolving Credit Borrowing is $_______________.

                  [(iv)   The initial Interest Period for each Eurodollar
         Rate Advance made as part of the Proposed Revolving Credit Borrowing is __________ month[s].]

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                  (A)     the representations and warranties contained in
         Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f)(i) thereof) are correct, before and after giving effect to the Proposed Revolving Credit Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

                  (B) no event has occurred and is continuing, or would result from such Proposed Borrowing Revolving Credit or from the application of the proceeds therefrom, that constitutes a Default.

                                          Very truly yours,

                                          MONSANTO COMPANY


                                          By____________________________
                                              Title:


                                          By____________________________
                                              Title:

                                              EXHIBIT B-2 - FORM OF NOTICE OF
                                                    COMPETITIVE BID BORROWING


Citibank, N.A., as Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  Two Penns Way
  New Castle, Delaware 19720
                                             [Date]

Attention: Bank Loan Syndications Department

Ladies and Gentlemen:

                  The undersigned, Monsanto Company, refers to the 364-Day Credit Agreement, dated as of August 7, 2001 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used
                   ----------------
herein as therein defined), among the undersigned, certain Lenders parties thereto, Citibank, N.A., as Agent for the Lender and such other lenders, Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid
                                           ------------------------
Borrowing") is requested to be made:
---------

    (A)   Date of Competitive Bid Borrowing       ________________________
    (B)   Amount of Competitive Bid Borrowing     ________________________
    (C)   [Maturity Date] [Interest Period]       ________________________
    (D)   Interest Rate Basis                     ________________________
    (E)   Interest Payment Date(s)                ________________________
    (F)   ___________________                     ________________________
    (G)   ___________________                     ________________________
    (H)   ___________________                     ________________________

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:

                  (a)     the representations and warranties contained in
         Section 4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f)(i) thereof) are correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

                  (b) no event has occurred and is continuing, or would result from the Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

                  (c) no event has occurred and no circumstance exists as a result of which the information concerning the undersigned that has been provided to the Agent and each Lender by the undersigned in connection with the Credit Agreement would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and

                  (d) the aggregate amount of the Proposed Competitive Bid Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

                  The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with
Section 2.03(a)(v) of the Credit Agreement.


                                          Very truly yours,

                                          MONSANTO COMPANY


                                          By____________________________
                                              Title:


                                          By____________________________
                                              Title:

                                               EXHIBIT C - FORM OF ASSIGNMENT
                                                               AND ACCEPTANCE


                  Reference is made to the 364-Day Credit Agreement dated as of August 7, 2001 (as amended or modified from time to time, the "Credit
                                                                  ------
Agreement") among Monsanto Company, a Delaware corporation (the "Borrower"),
---------                                                        --------
the Lenders (as defined in the Credit Agreement), Citibank, N.A., as agent for the Lenders (the "Agent"), Salomon Smith Barney Inc. and J.P. Morgan
                      -----
Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents. Terms defined in the Credit Agreement are used herein with the same meaning.

                  The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes). After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth on
         Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Revolving Credit Note, if any, held by the Assignor [and requests that the Agent exchange such Revolving Credit Note for a new Revolving Credit Note payable to the order of the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, as specified on Schedule 1 hereto].

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
         (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) attaches any U.S. Internal Revenue Service forms required under Section 2.14 of the Credit Agreement; and (vii) makes the representation and warranty set forth in Section 4.02 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance
                          --------------
         hereof by the Agent, unless otherwise specified on Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Revolving Credit Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Credit Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance

      Percentage interest assigned:                         _____%

      Amount of Commitment assigned:                        $_______________

      Assignee's Commitment:                                $_______________

      Aggregate outstanding principal amount of
      Revolving Credit Advances assigned:                   $_______________

      Effective Date*:     _______________, 200_



                                          [NAME OF ASSIGNOR], as Assignor


                                          By
                                            ---------------------------------
                                              Title:

                                          Dated:  _______________, 200_


                                          [NAME OF ASSIGNEE], as Assignee


                                          By
                                            ---------------------------------
                                              Title:

                                          Domestic Lending Office:
                                             [Address]

                                          Eurodollar Lending Office:
                                             [Address]


Accepted [and Approved]** this
__________ day of _______________, 200_

CITIBANK, N.A., as Agent
By
  -------------------------------------
   Title:

[Approved this __________ day
of _______________, 200_

--------------------------
* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.

** Required if the Assignee is an Eligible Assignee solely by reason of clause (iii) of the definition of "Eligible Assignee".



                                          MONSANTO COMPANY


                                          By____________________________
                                             Title:


                                          By____________________________
                                             Title:

                                                          EXHIBIT D - FORM OF
                                                         ASSUMPTION AGREEMENT

                                             Dated:

Monsanto Company
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
         Attention: Chief Financial Officer

Citibank, N.A.,
     as Agent
399 Park Avenue
New York, New York 10043
         Attention:        __________________

Ladies and Gentlemen:

                  Reference is made to the 364-Day Credit Agreement dated as of August 7, 2001 (as amended or modified from time to time, the "Credit
                                                                  ------
Agreement") among Monsanto Company, a Delaware corporation (the "Borrower"),
---------                                                        --------
the Lenders (as defined in the Credit Agreement), Citibank, N.A., as agent for the Lenders (the "Agent"), Salomon Smith Barney Inc. and J.P. Morgan
                      -----
Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents. Terms defined in the Credit Agreement are used herein with the same meaning.

                  The undersigned proposes to become an Assuming Bank pursuant to Section 2.17 of the Credit Agreement and, in that connection, hereby agrees that it shall become a Lender for purposes of the Credit Agreement on [applicable Termination Date] and that its Commitment shall as of such date be $_______.

                  The undersigned (the "Assuming Bank") (i) confirms that it
                                        -------------
has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01(f) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (v) confirms that it is an Eligible Assignee; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; [and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.14] of the Credit Agreement]1 and [(vii)] [(viii)] makes the representation and warranty set forth in Section 4.02 of the Credit Agreement.

                  The effective date for this Assumption Agreement shall be [applicable Termination Date]. Upon delivery of this Assumption Agreement to the Borrower and the Agent and acceptance and recording of this Assumption Agreement by the Agent, as of [date specified above], the Assuming Bank shall be a party to the Credit Agreement and have the rights and obligations of a Lender thereunder. As of [date specified above], the Agent shall make all payments under the Credit Agreement in respect of the interest assumed hereby (including, without limitation, all payments of principal, interest and facility fees) to the Assuming Bank.


--------------------------
1 If the Assuming Bank is organized under the laws of a jurisdiction outside the United States.

                  This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assumption Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

                  This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                          Very truly yours,

                                          [NAME OF ASSUMING BANK]



                                          By
                                            ---------------------------------
                                              Name:
                                              Title:

                                          Domestic Lending Office
                                           (and address for notices):
                                              [Address]


                                          Eurodollar Lending Office:
                                              [Address]

Above Acknowledged and Agreed to:

MONSANTO COMPANY


By____________________________
   Title:


By____________________________
   Title:



Accepted this      day of
              ----
         ,
---------



CITIBANK, N.A.,
  as Agent


By
  -----------------------------
  Name:
  Title:

                                                EXHIBIT E - FORM OF NOTICE OF
                                                EXTENSION OF TERMINATION DATE

                                             [Date]


Citibank, N.A.,
    as Agent
399 Park Avenue
New York, New York 10043
      Attention:      __________________


                               Monsanto Company
                               ----------------

Ladies and Gentlemen:

                  Reference is made to the 364-Day Credit Agreement dated as of August 7, 2001 (as amended or modified from time to time, the "Credit
                                                                  ------
Agreement") among Monsanto Company, a Delaware corporation (the "Borrower"),
---------                                                        --------
the Lenders (as defined in the Credit Agreement), Citibank, N.A., as agent for the Lenders (the "Agent"), Salomon Smith Barney Inc. and J.P. Morgan
                      -----
Securities Inc., as co-lead arrangers and co-bookrunners, The Chase Manhattan Bank, as syndication agent, and Commerzbank AG New York and Grand Cayman Branches, The Bank of Tokyo-Mitsubishi, Ltd. and Bank One, NA, as co-documentation agents. Terms defined in the Credit Agreement are used herein with the same meaning.

                  Pursuant to Section 2.17 of the Credit Agreement, the Lender named below hereby notifies the Agent as follows:

                  [The Lender named below desires to extend the Termination Date with respect to [all] [$______] of its Commitment for a period of 364 days.]

                  [The Lender named below desires to extend the Termination Date with respect to all of its Commitment for a period of 364 days and offers to increase its Commitment commencing [______________] to $__________.]

                  [The Lender named below does NOT desire to extend the Termination Date with respect to any of its Commitment for a period of 364 days.]

                  This notice is subject in all respects to the terms of the Credit Agreement, is irrevocable and shall be effective only if received by the Agent no later than [______________].1


                                          Very truly yours,

                                          [NAME OF LENDER]



                                          By:
                                             --------------------------------
                                             Name:
                                             Title:


--------------------------
1 This date shall be no later than 20 days prior to the then scheduled Termination Date in the case of an Extending Lender's notice to extend its Commitment and no later than 15 days prior to the then scheduled Termination Date in the case of an Extending Lender's offer to increase its Commitment.







                                2